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                                                                  Exhibit (2)(c)

                             STOCKHOLDERS' AGREEMENT

         STOCKHOLDERS' AGREEMENT, dated as of December 15, 1998, among EMAP plc, an English public company ("Buyer"), EMAP Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Buyer ("Merger Subsidiary"), and the stockholders of The Petersen Companies, Inc., a Delaware corporation (the "Company"), who are listed on and execute the signature pages attached hereto (each a "Stockholder" and, collectively, the "Stockholders").

                              PRELIMINARY STATEMENT

         Buyer, Merger Subsidiary and the Company propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement") providing for, among other things: (i) the making of a cash tender offer (as such offer may be amended from time to time as permitted under the Merger Agreement, the "Offer") by Merger Subsidiary for all the outstanding shares of Class A Common Stock, par value $0.01 per share, of the Company (the "Class A Common") and all of the outstanding shares of Class B Common Stock, par value $0.01 per share, of the Company (the "Class B Common" and, together with the Class A Common, the "Shares") and (ii) the merger of Merger Subsidiary with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement.

         Each Stockholder is the record and beneficial owner of the number of shares of Class A Common and/or Class B Common set forth opposite his, her or its name on Schedule A attached hereto (such shares of Class A Common or Class B Common, together with any other shares of capital stock of the Company acquired by such Stockholder after the date hereof and during the term of this Agreement (including through the exercise of any stock options, warrants or similar instruments), being collectively referred to herein as the "Subject Shares" of such Stockholder).

         As a condition to their willingness to enter into the Merger Agreement, Buyer and Merger Subsidiary have requested that each Stockholder enter into this Agreement.

                                   AGREEMENTS

         NOW, THEREFORE, to induce Buyer and Merger Subsidiary to enter into, and in consideration of their entering into, the Merger Agreement, and in consideration of the premises and the representations, warranties and agreements contained herein, the parties agree as follows:

         1. Purchase and Sale of Subject Shares.
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            (1) Each Stockholder hereby agrees to sell to Merger Subsidiary, and
Merger Subsidiary hereby agrees to purchase, all Subject Shares of such Stockholder at a price equal to $34.00 per share (or, if higher, the highest price paid in the Offer), net to each Stockholder in cash (the "Offer Price"), upon the termination or expiration of the Offer, as described in paragraphs (b) and (e) below; provided, that no Stockholder shall be so obligated to sell any such Subject Shares if this Agreement is terminated in accordance with Section
10 hereof; and provided, further, that (x) Merger Subsidiary shall not be so obligated to purchase the Subject Shares and no Stockholder shall be so obligated to sell any such Subject Shares if as of immediately prior to the expiration of the Offer, any applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), relating to the purchase of the Shares shall not have expired or been terminated, and (y) Merger Subsidiary shall not be so obligated to purchase the Subject Shares if at any time after the date of this Agreement until the purchase and sale of the Subject Shares under this Section 1 any of the following conditions have occurred and is continuing and no Stockholder shall be so obligated to sell any of such Subject Shares if during such period any of the conditions set forth in subparagraphs (i), (iii) and (iv) of this
Section 1 have occurred and is continuing:

                 (1) there shall be issued by any U.S. Federal or state court of competent jurisdiction in connection with any legal proceeding, any final or nonappealable order, ruling or injunction (that has not been vacated, withdrawn or overturned), (A) restraining or prohibiting the acquisition by Buyer or Merger Subsidiary of any Subject Shares under this Agreement or the making of this Agreement or consummation of the transactions contemplated hereby or the Merger, or obtaining from the Company, or Merger Subsidiary any damages in connection with the aforesaid transactions that are material in relation to the Company and its subsidiaries taken as a whole, (B) prohibiting or materially limiting the ownership or operation by the Company, Buyer or any of their respective subsidiaries of a material portion of the business or assets of the Company and its subsidiaries, or Buyer and its subsidiaries, in each case taken as a whole, or compelling the Company or Buyer to dispose of or hold separate any material portion of the business or assets of the Company and its subsidiaries, or Buyer and its subsidiaries, in each case taken as a whole, as a result of this Agreement or any of the other transactions contemplated by this Agreement, (C) seeking to impose material limitations on the ability of Buyer or Merger Subsidiary to acquire or hold, or exercise full rights of ownership of, any Subject Shares to be accepted for payment pursuant to this Agreement including, without limitation, the right to vote such Subject Shares on all matters properly presented to the stockholders of the Company, or (D) prohibiting Buyer or any of its subsidiaries from effectively controlling in any material respect any significant portion of the business or operations of the Company and its subsidiaries taken as a whole;

                 (2) the Company shall not have performed or complied in any material respect with any obligation or shall have failed to comply in any material respect with any agreement or covenant required by the Merger Agreement to be performed or complied with by the Company on or prior to the date of consummation of the transactions contemplated

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         hereby, which failure to perform or comply is not substantially cured within 15 days after Buyer provides the Company with notice of such failure;

                 (3) any statute, rule or regulation enacted or promulgated by any Governmental Entity that results, directly or indirectly, in any of the consequences referred to in clauses (A) through (D) of paragraph
         (i) above;

                 (4) if required in accordance with applicable law or stock exchange regulations, Buyer shall have held a vote at the Buyer Shareholders Meeting (as defined in Section 7.08 of the Merger Agreement) of the holders of the outstanding ordinary shares of Buyer that are entitled to vote upon the proposals to approve this Agreement and the Merger Agreement and any approval so required with respect to this Agreement or the Merger Agreement shall not have been obtained; or

                 (5) any breach of the representations and warranties of the Company set forth in the Merger Agreement other than any breach that individually or in the aggregate with each other such breach has not had and would not reasonably be expected to have a Company Material Adverse Effect (as such term is defined in Section 4.01(a) of the Merger Agreement); provided, that for purposes of this Section 1(a)(v) each such representation and warranty of the Company set forth in the Merger Agreement shall be read without giving effect to any qualification as to materiality or a Company Material Adverse Effect.

         (2) Each Stockholder hereby agrees severally (and not jointly) to accept the Offer with respect to all of the Subject Shares of the Stockholder and to tender (or cause the record owner of such Shares to tender) all of his, her or its Subject Shares into the Offer. Such tender shall be made within 10 business days following the date hereof and shall not be withdrawn. Subject to
Section 10 below, (i) the obligation of any Stockholder to tender and not withdraw his, her or its Subject Shares is conditioned only upon lawful commencement of the Offer and otherwise is unconditional and (ii) immediately following the purchase of any Shares in the Offer, Merger Subsidiary shall purchase all Subject Shares not purchased in the Offer.

         (3) Notwithstanding the foregoing, no Stockholder shall be required to tender his, her or its Subject Shares, not withdraw his, her or its Subject Shares or otherwise sell his, her or its Subject Shares in accordance with the terms of this Agreement in the event that, without the prior written consent of such Stockholder, any of the following has occurred: (i) a decrease in the price per Share or change in the form of consideration payable in the Offer, (ii) a decrease in the number of Shares sought in the Offer, (iii) an amendment or waiver of the Minimum Condition (as such term is defined in Section 1.01(a) of the Merger Agreement), (iv) the imposition of additional conditions to the Offer or amendment to any condition to the Offer that is adverse in any respect to the holders of the Shares, (v) an amendment of any other term of the Offer in any manner adverse in any respect to the holders of Shares, or (vi) an extension of the expiration date of the Offer which requires the consent of the Company under the Merger Agreement.


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         (4) Merger Subsidiary shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement such amounts as may be required to be deducted and withheld with respect to the making of such payment under the Internal Revenue Code of 1986, as amended, or under any provision of state, local or foreign tax law.

         (5) If the Offer is terminated by Merger Subsidiary or Buyer, or the Offer expires, and in either case, without the purchase of any Shares, subject to Section 1(a) and Section 10 hereof, Merger Subsidiary shall purchase, and each Stockholder shall sell, all of the Subject Shares hereunder within three business days following such termination or expiration (including extensions thereof); provided, however, that in the event any condition in Section 1(a) has occurred and is continuing, Merger Subsidiary's obligation to purchase, and each Stockholder's obligation to sell, the Subject Shares in accordance with the foregoing shall not commence until the satisfaction (or waiver by Merger Subsidiary) of all such conditions and; provided further, however, that no Subject Shares shall be purchased pursuant to this Agreement unless all Subject Shares (other than the Subject Shares which any Stockholder fails to deliver for sale as contemplated hereunder in breach of its obligations hereunder) are so purchased.

         (6) Each of the Stockholders hereby permits Buyer and Merger Subsidiary to publish and disclose in the Offer Documents (as such term is defined in Section 1.01(c) of the Merger Agreement) his, her or its identity and ownership of Subject Shares and the nature of his, her or its commitments, arrangements and understandings under this Agreement.

         2. Representations and Warranties of Each Stockholder. Each Stockholder hereby, severally and not jointly, represents and warrants to Buyer and Merger Subsidiary as of the date hereof, in respect of himself, herself or itself as follows:

         (1) Authority. Such Stockholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by such Stockholder, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of such Stockholder. This Agreement has been duly executed and delivered by such Stockholder and, assuming due authorization, execution and delivery by Buyer and Merger Subsidiary, constitutes a valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, or similar law affecting creditors' rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (2) No Conflicts. Except for (i) compliance with and filings under the pre-merger notification requirements of the Merger Control Laws (as defined below), (ii) the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the


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Securities Act of 1933, as amended (the "Securities Act") and (iii) the applicable requirements of state securities laws, takeover laws or Blue Sky laws, the execution and delivery of this Agreement do not, and the consummation by such Stockholder of the transactions contemplated hereby and compliance with the terms hereof will not, (A) conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any lien upon any of the properties or assets of such Stockholder under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, or instrument, applicable to such Stockholder or to the property or assets of such Stockholder or (B) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such Stockholder or any of the properties or assets of such Stockholder, including the Subject Shares, except for such conflicts, violations, breaches, defaults or other occurrences which, individually or the aggregate, have not had and would not reasonably be expected to prevent or materially delay the ability of the Stockholder to perform its obligations under this Agreement (a "Stockholder Material Adverse Effect"). For purposes hereof, "Merger Control Laws" means the HSR Act and all amendments thereof, and all other applicable bills, acts, decrees, regulations or ordinances relating thereto.

         (3) No Consents. The execution and delivery of this Agreement by such Stockholder does not, and neither the performance of this Agreement by such Stockholder nor the consummation of the transactions contemplated hereby by such Stockholder will, require any consent, approval, authorization, order or permit of, or filing with or notification to, any Federal, state, local or foreign government or any court of competent jurisdiction, or other governmental, administrative or regulatory authority, commission or agency, domestic or foreign (each a "Governmental Entity"), except for (i) applicable requirements of the Exchange Act and the Securities Act, (ii) compliance with and filings under the pre-merger notification requirements of the Merger Control Laws, (iii) the applicable requirements of state securities laws, takeover laws or Blue Sky laws, and (iv) such other consents, approvals, authorizations or permits, filings or notifications, not obtained or made prior to the date hereof, the failure of which to be obtained or made would not prevent or delay consummation of the transactions contemplated hereby, or otherwise prevent such Stockholder from performing its obligations under this Agreement in any material respect, and which, individually or in the aggregate, have not had and would not reasonably be expected to have a Stockholder Material Adverse Effect. If such Stockholder is married and the Subject Shares of such Stockholder constitute community property or otherwise need spousal or other approval to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and, assuming due authorization, execution and delivery by Buyer and Merger Subsidiary and the Stockholder, constitutes a valid and binding agreement of, such Stockholder's spouse enforceable against such spouse in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, or similar law affecting creditors' rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). No trust


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of which such Stockholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to be the consummation of the transactions contemplated hereby.

         (4) The Subject Shares. Such Stockholder is the record and beneficial owner of, or is the trustee that is the record holder of, and whose beneficiaries are the beneficial owners of, and has good and valid title to, the Subject Shares set forth opposite his, her or its name on Schedule A attached hereto, free and clear of any claims, liens, encumbrances, security interests, options, charges and restrictions of any kind (other than restrictions pursuant to applicable securities laws and pursuant to the Securityholders Agreement (as defined herein)). Except as otherwise set forth on Schedule A attached hereto, such Stockholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares set forth opposite its name on Schedule A attached hereto. Such Stockholder has the sole right to vote such Subject Shares, and none of such Subject Shares are subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Subject Shares, except in either case as contemplated by this Agreement and the Securityholders Agreement, dated as of September 30, 1996, as amended by Amendment No. 1 to Securityholders Agreement, dated as of September 30, 1997, among the Company, the Stockholder and the other stockholders of the Company named therein (the "Securityholders Agreement").

         (5) No Brokers. Except for Donaldson, Lufkin & Jenrette Securities Corporation and Morgan Stanley & Co. Incorporated, whose fees are payable by the Company, no broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with this Agreement based upon arrangements made by or on behalf of such Stockholder.

         3. Representations and Warranties of Buyer and Merger Subsidiary. Buyer and Merger Subsidiary hereby, jointly and severally, represent and warrant to each of the Stockholders as of the date hereof as follows:

         (1) Authority. Buyer and Merger Subsidiary have all necessary power and authority to execute and deliver the Merger Agreement and this Agreement and to consummate the transactions contemplated thereby and hereby. The execution and delivery of the Merger Agreement and this Agreement by each of Buyer and Merger Subsidiary, and the consummation of the transactions contemplated thereby and hereby, have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of each of Buyer and Merger Subsidiary are necessary to authorize this Agreement, the Merger Agreement or to consummate the transactions contemplated hereby or thereby (other than, if required by applicable law or stock exchange regulations, the approval of this Agreement and the Merger Agreement by the Buyer's shareholders ("Buyer Shareholder Approval") and, with respect to the Merger, the filing of the appropriate merger documents with the Secretary of State of the State of Delaware as required by Delaware General Corporation Law ("Delaware Law")). The Merger Agreement and this Agreement each has been duly and validly executed and delivered by Buyer and Merger Subsidiary and, assuming due


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authorization, execution and delivery by the Company and each Stockholder, respectively, constitutes a legal, valid and binding obligation of Buyer and Merger Subsidiary enforceable against Buyer and Merger Subsidiary in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, or similar law affecting creditors' rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (2) No Conflicts. The execution and delivery of the Merger Agreement and this Agreement by Buyer and Merger Subsidiary do not, and the consummation of the Offer, the Merger and the other Transactions (including this Agreement) and compliance with the terms thereof and hereof will not, (i) conflict with or violate the Certificate of Incorporation or By-Laws or equivalent organizational documents of Buyer or Merger Subsidiary, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Buyer or any subsidiary of Buyer (each, a "Buyer Subsidiary") or by which any property or asset of Buyer or any Buyer Subsidiary is bound or affected or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, result in the loss of a material benefit under or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of Buyer or any Buyer Subsidiary pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Buyer or any Buyer Subsidiary is a party or by which Buyer or any Buyer Subsidiary or any property or asset of Buyer or any Buyer Subsidiary is bound or affected, except for (A) compliance with and filings under the pre-merger notification requirements of the Merger Control Laws, (B) the applicable requirements of the Exchange Act and the Securities Act, (C) the applicable requirements of state securities laws, takeover laws of Blue Sky laws and (D) in the case of clauses (ii) and (iii) above, except for any such conflicts, violations, breaches, defaults or other occurrences which, individually or in the aggregate, have not had and would not reasonably be expected to have a Buyer Material Adverse Effect.

         (3) No Consents. The execution and delivery of the Merger Agreement and this Agreement by Buyer and Merger Subsidiary do not, and neither the performance of the Merger Agreement and this Agreement by Buyer and Merger Subsidiary nor the consummation of the Transactions by the Company will, require any consent, approval, authorization, order or permit of, or filing with or notification to, any Governmental Entity, except for (i) applicable requirements of the Exchange Act and the Securities Act, (ii) compliance with and filings under the pre-merger notification requirements of the Merger Control Laws, (iii) filing of appropriate merger documents with the Secretary of State of the State of Delaware as required by Delaware Law, (iv) Buyer Shareholder Approval, (v) the applicable requirements of state securities laws, takeover laws or Blue Sky laws and (vi) such other consents, approvals, authorizations or permits, filings or notifications, not obtained or made prior to consummation of the transactions contemplated hereby the failure of which to be obtained or made would not prevent or delay consummation of the transactions contemplated hereby, or otherwise prevent Buyer or Merger Subsidiary from performing its obligations under the Merger Agreement or this Agreement in any material respect, and which,


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individually or in the aggregate, have not had and would not reasonably be expected to have a Buyer Material Adverse Effect.

         (4) Securities Act. The Subject Shares will be acquired in compliance with, and Merger Subsidiary will not offer to sell or otherwise dispose of any Shares so acquired by it in violation of the registration requirements of, the Securities Act.

         (5) Financing. Merger Subsidiary has, or will have at the time that any payment is required to be made to the Stockholders hereunder, the funds necessary to make such payment to such Stockholders.

         (6) No Brokers. Except for J. Henry Schroder & Co. Limited, whose fees will be paid by Buyer, no broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer, Merger Subsidiary or any of their respective assignees.

         4. Covenants of Each Stockholder. Each Stockholder hereby, severally and not jointly, covenants and agrees as follows:

         (1) At any meeting of stockholders of the Company called to vote upon the Merger and the Merger Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger and the Merger Agreement is sought, in each case after such time as Merger Subsidiary has purchased the Subject Shares of each Stockholder hereunder, and only if the record date for any such vote precedes the date of the sale of such Subject Shares to Merger Subsidiary, each Stockholder shall vote (or cause to be voted) the Subject Shares of such Stockholder, including by executing a written consent solicitation if requested by Buyer or Merger Subsidiary, in respect of which such Stockholder then has or exercises voting control in favor of the Merger, the adoption by the Company of the Merger Agreement and the approval of the terms thereof and each of the other transactions contemplated by the Merger Agreement.

         (2) At any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which such Stockholder's votes, consents or other approvals are sought, in each case after such time as Merger Subsidiary has purchased the Subject Shares of each Stockholder hereunder, and only if the record date for any such vote precedes the date of the sale of such Subject Shares to Merger Subsidiary, such Stockholder shall vote (or cause to be voted) the Subject Shares of such Stockholder in respect of which such Stockholder then has or exercises voting control against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any other Acquisition Proposal (as such term is defined in Section 6.04(a) of the Merger Agreement) and (ii)


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
any amendment of the Company's certificate of incorporation or bylaws or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would be reasonably likely to impede, frustrate, prevent, delay or nullify the Offer, the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of any class of common stock or other voting securities of the Company. The Stockholder further agrees not to commit or agree to take any action or enter into any agreement inconsistent with the foregoing.

         (3) Such Stockholder shall not (i) sell, transfer, give, pledge, assign or otherwise dispose of (including by gift) (collectively, "Transfer"), or consent to any Transfer of, any or all of the Subject Shares of such Stockholder or any interest therein or enter into any contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, the Subject Shares to any person other than Merger Subsidiary or Merger Subsidiary's designee pursuant to the terms of the Offer or the Merger or otherwise to Merger Subsidiary in accordance with Section 1 or (ii) enter into any other voting arrangement, whether by proxy, voting agreement, voting trust, power-of-attorney or otherwise, with respect to the Subject Shares. Such Stockholder shall not commit or agree to take any of the foregoing actions.

         (4) Neither such Stockholder nor any of its officers, directors or employees shall, and such Stockholder shall use its reasonable best efforts to cause any investment banker, financial advisor, attorney, accountant or other representative of any such Stockholder not to, directly or indirectly, (i) solicit, initiate or encourage (including by way of furnishing information), or take any other action to facilitate, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal, (ii) participate in any discussions or negotiations regarding any Acquisition Proposal or (iii) enter into any agreement with respect to any Acquisition Proposal. Such Stockholder promptly shall advise Buyer and Merger Subsidiary orally and in writing of any Acquisition Proposal or inquiry made to such Stockholder with respect to or that could lead to any Acquisition Proposal, the identity of the person making such Acquisition Proposal or inquiry and the material terms of any such Acquisition Proposal or inquiry. The foregoing provisions of this paragraph (d) shall not, however, prohibit an individual Stockholder, or any partner, stockholder, officer or affiliate of a Stockholder that is a legal entity, who is a director of the Company from performing his or her legally required fiduciary duties as a director of the Company as permitted or required under the Merger Agreement.

         (5) Such Stockholder hereby consents to and approves the actions taken by the Board of Directors of the Company in approving this Agreement, the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. Such Stockholder hereby waives, and agrees not to exercise or assert, any appraisal rights under Section 262 of the Delaware Law in connection with the Merger.

         5. Covenants of Buyer and Merger Subsidiary. Buyer and Merger Subsidiary hereby, severally and jointly, covenant and agree as follows:

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
         (1) If required in accordance with applicable law or stock exchange regulations, Buyer shall cause an extraordinary general meeting of its shareholders (the "Buyer Shareholders Meeting") to be duly called as soon as reasonably practicable and in any event no later than January 4, 1999 (or such later date if the failure to hold the meeting on January 4, 1999 does not result in the termination of the Merger Agreement) for the purpose of acting upon proposals to approve this Agreement, the Merger Agreement and all actions contemplated hereby and thereby that require the approval of Buyer's shareholders. If a meeting is so required, unless otherwise required pursuant to their fiduciary duties to Buyer's shareholders (as determined in good faith by the Directors of Buyer based upon the advice of independent legal counsel), the Directors of Buyer shall recommend that the Buyer's shareholders approve this Agreement, the Merger Agreement and all actions contemplated hereby and thereby, including the Offer and the Merger.

         (2) If any Subject Shares are purchased pursuant to this Agreement and after such purchase Merger Subsidiary owns a majority of the outstanding shares of Class A Common and a majority of the Shares, in each case on a fully diluted basis, Merger Subsidiary shall consummate the Merger in accordance with the terms of the Merger Agreement.

         6. Grant of Irrevocable Proxy; Appointment of Proxy.

         (1) Subject to its obligations under the Securityholders Agreement, each Stockholder hereby irrevocably and severally grants to, and appoints, Buyer and Merger Subsidiary and Chris Innis and Alison Phillips, or any of them, in their respective capacities as officers of Merger Subsidiary, and any individual who shall hereafter succeed to any such office of Merger Subsidiary, and each of them individually, such Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote such Stockholder's Subject Shares, or grant a consent or approval in respect of such Subject Shares, in a manner consistent with Section 4(a) and 4(b) hereof.

         (2) Each Stockholder severally represents that any proxies heretofore given in respect of such Stockholder's Subject Shares are not irrevocable or if irrevocable, that, upon execution and delivery of this Agreement by Willis Stein (as defined herein) and assuming receipt of the written consent of the Company pursuant to Section 6.08 of the Merger Agreement, the valid consent to the revocation of such proxies from the party or parties to whom such proxies were heretofore granted will be obtained, and that any such proxies are hereby revoked to the extent necessary to effect the transactions contemplated by Sections 1, 4 and 6 hereof. Each Stockholder understands and acknowledges that Buyer and Merger Subsidiary are entering into the Merger Agreement in reliance upon such Stockholder's execution and delivery of this Agreement.

         (3) Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 6 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder in accordance with this Agreement. Such Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware Law. Such irrevocable proxy shall be valid until the earlier to occur of (i) eleven months from the date hereof and (ii) the termination of this Agreement pursuant to
Section 10.

         (4) By its execution of this Agreement as a Stockholder, Willis Stein & Partners, L.P. ("Willis Stein") hereby expressly consents to the revocation of the proxy previously granted to Willis Stein pursuant to Section 2.3 of the Securityholders Agreement for the sole purpose of effecting, and only to the extent necessary to enable each other Stockholder to effect, the transactions contemplated by Sections 1, 4 and 6 hereof, and immediately prior to consummation of the sale of Willis Stein's Subject Shares pursuant to this Agreement hereby releases each of the parties to the Securityholders Agreement from its obligations pursuant to Section 2.2 of the Securityholders Agreement. Upon consummation of the sale of any Subject Shares hereunder to Merger Subsidiary, Merger Subsidiary agrees to be bound by the terms of the Securityholders Agreement with respect to the Subject Shares so purchased.

         7. Further Assurances. Upon the terms and subject to the conditions set forth in this Agreement, each of Buyer and Merger Subsidiary agrees to comply with its obligations under the Merger Agreement and each of the parties agrees to use all reasonable best efforts to consummate and make effective the other transactions contemplated by this Agreement. The foregoing provisions of this Section shall not, however, prohibit an individual Stockholder, or any partner, stockholder, officer or affiliate of a Stockholder that is a legal entity, who is a director of the Company from performing his or her legally required fiduciary duties as a director of the Company as permitted or required under the Merger Agreement. Buyer shall cause Merger Subsidiary to consummate the transactions contemplated hereby on the terms and subject to the conditions set forth in this Agreement.

         8. Certain Events.

         (1) Each Stockholder agrees that prior to transferring any of such Stockholder's Subject Shares such Stockholder shall obtain the written agreement of the transferee thereof to comply with such Stockholder's obligations hereunder and such obligations shall be binding upon any person or entity to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including such Stockholder's administrators or successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Class A Common, Class B Common, or the acquisition of additional shares of Class A Common, Class B Common or other securities of the Company by any Stockholder, the number of Subject Shares listed in Schedule A beside the name of such Stockholder shall be deemed adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Class A Common, Class B Common or other securities of the Company issued to or acquired by such Stockholder.

         (b) Each Stockholder agrees that it will deliver to the Company, within 10 business days after the date hereof (or, in the event Subject Shares are acquired subsequent to the date hereof within 10 business days after the date of such acquisition), any and all certificates representing such Stockholder's Subject Shares solely for the purpose of the Company inscribing upon such certificates the following legend:

         "The shares of Class [A] or [B] Common Stock, $0.01 par value, of The Petersen Companies, Inc., represented by this certificate are subject to a Stockholders' Agreement, dated as of December 15, 1998, and may not be sold or otherwise transferred, except in accordance therewith. Copies of such Agreement may be obtained at the principal executive offices of The Petersen Companies, Inc."

Upon request of the holder of any Subject Shares at any time after termination of this Agreement, the Company shall issue to such holder in exchange for such certificates new certificates of like tenor but not bearing the foregoing legend.

         9. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except that (i) Merger Subsidiary may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any U.S. subsidiary of Buyer that may be substituted for Merger Subsidiary in accordance with the terms of the Merger Agreement so long as such subsidiary assumes all obligations of Merger Subsidiary and Merger Subsidiary remains liable for all such obligations, and
(ii) Buyer may assign, in its sole discretion, any and all of its rights, interests and obligations hereunder to any direct or indirect wholly-owned subsidiary of Buyer that assumes all of Buyer's obligations hereunder, provided that Buyer will remain liable for its obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

         10. Termination. This Agreement shall terminate: (A) immediately upon
(i) the termination of the Offer or Merger Agreement by Buyer or Merger Subsidiary in accordance with the terms of the Merger Agreement prior to the expiration of the Offer, (ii) the termination of the Merger Agreement by Buyer or Merger Subsidiary in accordance with the terms of the Merger Agreement following the expiration of the Offer or (iii) the termination of the Merger Agreement by the Company in accordance with Section 10.01(k) of the Merger Agreement; (B) upon delivery by Stockholders holding Shares representing a majority of the Subject Shares ("Majority Stockholders") of a notice of termination to Buyer or Merger Subsidiary at any time (i) after Buyer or Merger Subsidiary has terminated the Offer, prior to the expiration of the Offer, in a manner which is not in accordance with the terms of the Merger Agreement, or
(ii) in the event that Buyer or Merger Subsidiary fails to purchase the Shares upon the expiration of the Offer in accordance with Section 1.01 of the Merger Agreement and either (x) each of the conditions set forth on Exhibit A to the Merger Agreement has either been satisfied or waived, or (y) Buyer or Merger Subsidiary is then in breach of any of its obligations under this Agreement or the Merger Agreement and such breach has resulted in the failure of any condition set forth on Exhibit A to the Merger Agreement to be satisfied; or
(C) upon delivery by Majority Stockholders of a notice of termination to Buyer or Merger Subsidiary at any time more than 120 days after: (i) the expiration of the Offer without the purchase of any Shares thereunder due to the failure of a condition set forth on Exhibit A to the Merger Agreement to be satisfied and not waived (other than the Minimum Condition which shall have been satisfied); or
(ii) the expiration of the Offer without the purchase of any Shares thereunder due to the failure of the Minimum Condition to be satisfied. Notwithstanding the foregoing, Sections 9, 10, 12, 13 and 14 hereof shall survive any termination of this Agreement.

         11. Effectiveness. This Agreement shall be of no force and effect, and shall be void ab initio, in the event that the Merger Agreement is not executed by all parties thereto at or prior to 9:00 a.m., Eastern time, on December 15, 1998.

         12. Several Obligations. Notwithstanding any other provision hereof, each Stockholder's obligations hereunder are several, and not joint and several. Upon execution hereof by Buyer, Merger Subsidiary and any Stockholder, this Agreement shall be binding upon and inure to the benefit of Buyer, Merger Subsidiary and each such Stockholder, regardless of the failure of any other party listed on the signature page hereto to execute this Agreement.

         13. General Provisions.

         (1) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

         (2) Notice. All notices, requests and other communications to any party hereunder shall be in writing, including facsimile, telex or similar writing, and shall be deemed given if delivered to Buyer and Merger Subsidiary at the address or telecopier number set forth in Section 11.01 of the Merger Agreement and to the Stockholder at its address or telecopier number set forth on Schedule A attached hereto (or at such other address or telecopier number for a party as shall be specified by like notice). Each such notice, request or other communication shall be effective (i) if given by facsimile and received at or prior to 5:00 p.m. local time on a business day, upon confirmation of receipt, and if given by facsimile and received at any other time, upon the next business day or (ii) if given by any other means, when delivered at the address specified in this Section 12(b).

         (3) Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings assigned to them in the Merger Agreement.

         (4) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when two or more of the counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

         (5) Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         (6) Governing Law. This Agreement shall be construed in accordance with and governed in all respects, including validity, interpretation and effect, by the law of the State of Delaware without giving effect to the principles of conflicts of laws thereof. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Federal court located in the State of Delaware or in any Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any state or federal court located in the State of Delaware in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court,
(c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a state or federal court sitting in the State of Delaware (except that the Stockholder may seek to enforce in any English court any judgment obtained in any such action) and (d) waives any right to trial by jury with respect to any action related to or arising out of this Agreement.

         (7) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         14. Confidentiality; Public Announcements.

         (1) Each Stockholder recognizes that successful consummation of the transactions contemplated by this Agreement (including the Offer and the Merger) may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof by Buyer, Merger Subsidiary and the Company, each Stockholder hereby agrees not to issue any press release or make any other public statement or disclose or discuss such matters with anyone not a party to this Agreement (other than such Stockholder's counsel and advisors, if any) without the prior written consent of Buyer and the Company, except for filings required pursuant to the Exchange Act and the rules and regulations thereunder or as required by law.

         (2) Subject to clause (a) above, Buyer and Merger Subsidiary, on the one hand, and the Stockholder, on the other hand, will consult with each other before issuing, and provide each other with a reasonable opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by this Agreement and the Merger Agreement, including the Offer and the Merger, and shall not issue, and Buyer shall ensure that none of its subsidiaries shall issue, any such press release or make any such public statement prior to such consultation, except as may be required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system, in which case the party making such release will use reasonable efforts to obtain comments from the other party before issuance of such release or statement.

         IN WITNESS WHEREOF, Buyer, Merger Subsidiary and each Stockholder listed on the attached signature pages have caused this Agreement to be duly executed and delivered as of the date first written above.

                                       EMAP PLC


                                       By:    /s/ Christopher R. Innis
                                             -----------------------------------
                                       Name:  Christopher R. Innis
                                             -----------------------------------
                                       Title: Director of Corporate Strategy
                                             -----------------------------------


                                       EMAP ACQUISITION CORP.


                                       By:    /s/ Christopher R. Innis
                                             -----------------------------------
                                       Name:  Christopher R. Innis
                                             -----------------------------------
                                       Title: President, Secretary and Treasurer
                                             -----------------------------------

                    SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT


                                        Name of Stockholder:


                              Willis Stein & Partners, L.P.
                              --------------------------------------------
                              (please print legal name of entity or
                              individual)

                              By: /s/ Daniel H. Blumenthal
                              --------------------------------------------
                              Name: Daniel H. Blumenthal
                              Title:

                              Number of Subject Shares owned as of
                              December 10, 1998:

                              7,209,409          shares of Class A Common Stock
                              ------------------

                                                 shares of Class B Common Stock
                              ------------------

                              Notice Address:

                              Willis Stein & Partners, L.P.
                              --------------------------------------------
                              227 West Monroe Street, Suite 4300
                              --------------------------------------------
                              Chicago, IL 60606
                              --------------------------------------------
                              Attention: Daniel H. Blumenthal
                                         ---------------------------------

                    SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT


                              Name of Stockholder:


                              Petersen Properties
                              --------------------------------------------
                              (please print legal name of entity or
                              individual)

                              By: /s/ Robert E. Petersen
                              --------------------------------------------
                              Name: Robert E. Petersen
                              Title:

                              Number of Subject Shares owned as of
                              December 10, 1998:

                              3,204,705          shares of Class A Common Stock
                              ------------------

                                                 shares of Class B Common Stock
                              ------------------

                              Notice Address:

                              Petersen Properties
                              --------------------------------------------
                              6420 Wilshire Boulevard
                              --------------------------------------------
                              Los Angeles, CA 90048
                              --------------------------------------------
                              Attention: Robert E. Petersen
                              --------------------------------------------

                    SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT


                              Name of Stockholder:


                              Margie and Robert Petersen Foundation
                              --------------------------------------------
                              (please print legal name of entity or
                              individual)

                              By: /s/ Robert E. Petersen
                              --------------------------------------------
                              Name: Robert E. Petersen
                              Title:

                              Number of Subject Shares owned as of
                              December 10, 1998:

                              400,000            shares of Class A Common Stock
                              ------------------

                                                 shares of Class B Common Stock
                              ------------------

                              Notice Address:

                              Margie and Robert Petersen Foundation
                              --------------------------------------------
                              c/o Petersen Properties
                              --------------------------------------------
                              6420 Wilshire Boulevard
                              --------------------------------------------
                              Los Angeles, CA 90048
                              --------------------------------------------
                              Attention: Robert E. Petersen
                              --------------------------------------------

                    SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT


                              Name of Stockholder:


                              Chase Equity Associates, L.P.
                              --------------------------------------------
                              (please print legal name of entity or
                              individual)

                              By: /s/ Brian J. Richmond
                              --------------------------------------------
                              Name: Brian J. Richmond
                              Title:

                              Number of Subject Shares owned as of
                              December 10, 1998:

                              1,236,400          shares of Class A Common Stock
                              ------------------

                              1,397,823          shares of Class B Common Stock
                              ------------------

                              Notice Address:

                              Chase Equity Associates, L.P.
                              --------------------------------------------
                              380 Madison Ave., 12th Floor
                              --------------------------------------------
                              New York, NY 10017-2951
                              --------------------------------------------
                              Attention: Brian J. Richmond
                              --------------------------------------------

                    SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT


                              Name of Stockholder:


                              Allstate Insurance Company
                              --------------------------------------------
                              (please print legal name of entity or
                              individual)

                              By: /s/ John M. Goesne
                              --------------------------------------------
                              Name: John M. Goesne
                              Title:

                              Number of Subject Shares owned as of
                              December 10, 1998:

                              2,162,823          shares of Class A Common Stock
                              ------------------

                                                 shares of Class B Common Stock
                              ------------------

                              Notice Address:

                              Allstate Insurance Company
                              --------------------------------------------
                              3075 Sanders Road, Suite G5D
                              --------------------------------------------
                              Northbrook, IL 60062-7127
                              --------------------------------------------
                              Attention: John M. Goesne
                              --------------------------------------------

                    SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT


                              Name of Stockholder:


                              Norwest Equity Capital, L.L.C.
                              --------------------------------------------
                              (please print legal name of entity or
                              individual)

                              By: /s/ John E. Lindahl
                              --------------------------------------------
                              Name: John E. Lindahl
                              Title:

                              Number of Subject Shares owned as of
                              December 10, 1998:

                              689,241            shares of Class A Common Stock
                              ------------------

                                                 shares of Class B Common Stock
                              ------------------

                              Notice Address:

                              Norwest Equity Capital, L.L.C.
                              --------------------------------------------
                              2800 Piper Jaffray Tower
                              --------------------------------------------
                              222 S. Ninth Street
                              --------------------------------------------
                              Minneapolis, MN 55402-3388
                              --------------------------------------------
                              Attention: John E. Lindahl
                              --------------------------------------------

                    SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT


                              Name of Stockholder:


                              Nassau Capital Partners II, L.P.
                              --------------------------------------------
                              (please print legal name of entity or
                              individual)

                              By: /s/ John G. Quigley
                              --------------------------------------------
                              Name: John G. Quigley
                              Title:

                              Number of Subject Shares owned as of
                              December 10, 1998:

                              717,376            shares of Class A Common Stock
                              ------------------

                                                 shares of Class B Common Stock
                              ------------------

                              Notice Address:

                              Nassau Capital Partners II L.P.
                              --------------------------------------------
                              22 Chambers Street
                              --------------------------------------------
                              Princeton, NJ 08542
                              --------------------------------------------
                              Attention: John G. Quigley
                              --------------------------------------------

                    SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT


                              Name of Stockholder:


                              James D. Dunning, Jr.
                              --------------------------------------------
                              (please print legal name of entity or
                              individual)

                              By: /s/ James D. Dunning, Jr.
                              --------------------------------------------
                              Name: James D. Dunning, Jr.

                              Number of Subject Shares owned as of
                              December 10, 1998:

                              1,079,656          shares of Class A Common Stock
                              ------------------

                                                 shares of Class B Common Stock
                              ------------------

                              Notice Address:

                              James D. Dunning, Jr.
                              --------------------------------------------
                              c/o The Dunning Group
                              --------------------------------------------
                              333 Ludlow St., 5th Floor
                              --------------------------------------------
                              Stamford, CT 06902
                              --------------------------------------------

                    SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT


                              Name of Stockholder:


                              Trust f/b/o James Dorr Dunning III,
                              --------------------------------------------
                              J.D. Dunning, Jr. and H. Fitzgeorge Dunning
                              --------------------------------------------
                              (please print legal name of entity or
                              individual)

                              By: /s/ James D. Dunning, Jr.
                              --------------------------------------------
                              Name: James D. Dunning, Jr.
                              Title:

                              Number of Subject Shares owned as of
                              December 10, 1998:

                              7,209              shares of Class A Common Stock
                              ------------------

                                                 shares of Class B Common Stock
                              ------------------

                              Notice Address:

                              Trust f/b/o James Dorr Dunning III,
                              --------------------------------------------
                              J.D. Dunning, Jr. and H. Fitzgeorge Dunning
                              --------------------------------------------
                              c/o The Dunning Group
                              --------------------------------------------
                              333 Ludlow St., 5th Floor
                              --------------------------------------------
                              Stamford, CT 06902
                              --------------------------------------------
                              Attention: James D. Dunning, Jr.
                              --------------------------------------------

                    SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT


                              Name of Stockholder:


                              Trust f/b/o David Fitzgeorge Dunning,
                              --------------------------------------------
                              J.D. Dunning, Jr. and H. Fitzgeorge Dunning
                              --------------------------------------------
                              (please print legal name of entity or
                              individual)

                              By: /s/ James D. Dunning, Jr.
                              --------------------------------------------
                              Name: James D. Dunning, Jr.
                              Title:

                              Number of Subject Shares owned as of
                              December 10, 1998:

                              7,209              shares of Class A Common Stock
                              ------------------

                                                 shares of Class B Common Stock
                              ------------------

                              Notice Address:

                              Trust f/b/o David Fitzgeorge Dunning,
                              --------------------------------------------
                              J.D. Dunning, Jr. and H. Fitzgeorge Dunning
                              --------------------------------------------
                              c/o The Dunning Group
                              --------------------------------------------
                              333 Ludlow St., 5th Floor
                              --------------------------------------------
                              Stamford, CT 06902
                              --------------------------------------------
                              Attention: James D. Dunning, Jr.
                              --------------------------------------------

                    SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT


                              Name of Stockholder:


                              Karu Investments LP
                              --------------------------------------------
                              (please print legal name of entity or
                              individual)

                              By: /s/ Stuart Karu
                              --------------------------------------------
                              Name: Stuart Karu
                              Title:

                              Number of Subject Shares owned as of
                              December 10, 1998:

                              281,290            shares of Class A Common Stock
                              ------------------

                                                 shares of Class B Common Stock
                              ------------------

                              Notice Address:

                              Karu Investments LP
                              --------------------------------------------
                              411 Old Ocean House Road
                              --------------------------------------------
                              Cape Elizabeth, MA 04107
                              --------------------------------------------
                              Attention: Stuart Karu
                              --------------------------------------------

                    SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT


                              Name of Stockholder:


                              The Laurence H. Bloch and Cindy Bloch Trust
                              --------------------------------------------
                              (please print legal name of entity or
                              individual)

                              By: /s/ Laurence H. Bloch
                              --------------------------------------------
                              Name: Laurence H. Bloch
                              Title:

                              Number of Subject Shares owned as of
                              December 10, 1998:

                              460,128            shares of Class A Common Stock
                              ------------------

                                                 shares of Class B Common Stock
                              ------------------


                              Notice Address:

                              The Laurence H. Bloch and Cindy Bloch Trust
                              --------------------------------------------
                              P.O. Box 2273
                              --------------------------------------------
                              Rancho Santa Fe, CA 92067
                              --------------------------------------------
                              Attention: Laurence H. Bloch
                              --------------------------------------------

                    SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT


                              Name of Stockholder:


                              Block 1998 Charitable Remainder Trust
                              --------------------------------------------
                              (please print legal name of entity or
                              individual)

                              By: /s/ Laurence H. Bloch
                              --------------------------------------------
                              Name: Laurence H. Bloch
                              Title:

                              Number of Subject Shares owned as of
                              December 10, 1998:

                              147,000            shares of Class A Common Stock
                              ------------------

                                                 shares of Class B Common Stock
                              ------------------

                              Notice Address:

                              Bloch 1998 Charitable Remainder Trust
                              --------------------------------------------
                              P.O. Box 2273
                              --------------------------------------------
                              Rancho Santa Fe, CA 92067
                              --------------------------------------------
                              Attention: Laurence. H. Bloch
                              --------------------------------------------

                    SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT


                              Name of Stockholder:


                              D. Claeys Bahrenburg
                              --------------------------------------------
                              (please print legal name of entity or
                              individual)

                              By: /s/ D. Claeys Bahrenburg
                              --------------------------------------------
                              Name: D. Claeys Bahrenburg

                              Number of Subject Shares owned as of
                              December 10, 1998:

                              575,159            shares of Class A Common Stock
                              ------------------

                                                 shares of Class B Common Stock
                              ------------------

                              Notice Address:

                              D. Claeys Bahrenburg
                              --------------------------------------------
                              c/o Petersen Publishing Company, L.L.C.
                              --------------------------------------------
                              110 Fifth Avenue, 2nd Floor
                              --------------------------------------------
                              New York, NY 10011
                              --------------------------------------------

                    SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT


                              Name of Stockholder:


                              Richard S Willis
                              --------------------------------------------
                              (please print legal name of entity or
                              individual)

                              By: /s/ Richard S Willis
                              --------------------------------------------
                              Name: Richard S Willis

                              Number of Subject Shares owned as of
                              December 10, 1998:

                              175,486            shares of Class A Common Stock
                              ------------------

                                                 shares of Class B Common Stock
                              ------------------

                              Notice Address:

                              Richard S Willis
                              --------------------------------------------
                              c/o The Petersen Publishing Company, L.L.C.
                              --------------------------------------------
                              6420 Wilshire Boulevard
                              --------------------------------------------
                              Los Angeles, CA 90048
                              --------------------------------------------

                    SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT


                              Name of Stockholder:


                              NAS Partners I L.L.C.
                              --------------------------------------------
                              (please print legal name of entity or
                              individual)

                              By: /s/ John G. Quigley
                              --------------------------------------------
                              Name: John G. Quigley
                              Title:

                              Number of Subject Shares owned as of
                              December 10, 1998:

                              3,565              shares of Class A Common Stock
                              ------------------

                                                 shares of Class B Common Stock
                              ------------------

                              Notice Address:

                              NAS Partners I L.L.C.
                              --------------------------------------------
                              22 Chambers Street
                              --------------------------------------------
                              Princeton, NJ 08542
                              --------------------------------------------
                              Attention: John G. Quigley
                              --------------------------------------------

                    SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT


                              Name of Stockholder:


                              BankAmerica Investment Corporation
                              --------------------------------------------
                              (please print legal name of entity or
                              individual)

                              By: /s/ Marcus Wedner
                              --------------------------------------------
                              Name: Marcus Wedner
                              Title:

                              Number of Subject Shares owned as of
                              December 10, 1998:

                                                 shares of Class A Common Stock
                              ------------------
                              2,595,387          shares of Class B Common Stock
                              ------------------


                              Notice Address:

                              BankAmerica Investment Corporation
                              --------------------------------------------
                              c/o Continental Illinois Venture
                              --------------------------------------------
                              231 S. LaSalle Street
                              --------------------------------------------
                              Chicago, IL 60697
                              --------------------------------------------
                              Attention: Marcus Wedner
                              --------------------------------------------

                    SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT


                              Name of Stockholder:


                              CIVC Partners II
                              --------------------------------------------
                              (please print legal name of entity or
                              individual)

                              By: /s/ Marcus Wedner
                              --------------------------------------------
                              Name: Marcus Wedner
                              Title:

                              Number of Subject Shares owned as of
                              December 10, 1998:

                                                 shares of Class A Common Stock
                              ------------------
                              288,376            shares of Class B Common Stock
                              ------------------

                              Notice Address:

                              CIVC Partners II
                              --------------------------------------------
                              231 S. LaSalle Street
                              --------------------------------------------
                              Chicago, IL  60697
                              --------------------------------------------
                              Attention: Marcus Wedner
                              --------------------------------------------

                    SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT


                              Name of Stockholder:


                              FUI, Inc.
                              --------------------------------------------
                              (please print legal name of entity or
                              individual)

                              By: /s/ W. Barnes Hauptfhurer
                              --------------------------------------------
                              Name: W. Barnes Hauptfhurer
                              Title:

                              Number of Subject Shares owned as of
                              December 10, 1998:

                                                 shares of Class A Common Stock
                              ------------------
                              1,802,352          shares of Class B Common Stock
                              ------------------

                              Notice Address:

                              FUI, Inc.
                              --------------------------------------------
                              c/o First Union Investors, Inc.
                              --------------------------------------------
                              301 S. College Street, 5th Floor
                              --------------------------------------------
                              Charlotte, NC 28288-0604
                              --------------------------------------------
                              Attention: W. Barnes Hauptfhurer
                              --------------------------------------------

                    SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT


                              Name of Stockholder:


                              CIBC WG Argosy Merchant Fund 2, L.L.C.
                              --------------------------------------------
                              (please print legal name of entity or
                              individual)

                              By: /s/ Ed Levy
                              --------------------------------------------
                              Name: Ed Levy
                              Title:

                              Number of Subject Shares owned as of
                              December 10, 1998:

                                                 shares of Class A Common Stock
                              ------------------
                              1,802,352          shares of Class B Common Stock
                              ------------------

                              Notice Address:

                              CIBC WG Argosy Merchant Fund 2, L.L.C.
                              --------------------------------------------
                              425 Lexington Avenue, 3rd Floor
                              --------------------------------------------
                              New York, NY 10017
                              --------------------------------------------
                              Attention: Ed Levy
                              --------------------------------------------

                                   SCHEDULE A


                                                       SHARES OF COMMON STOCK
                                                   --------------------------------
         NAME AND ADDRESS                          CLASS A COMMON    CLASS B COMMON
         --------------------------------------    --------------    --------------
         Willis Stein & Partners, L.P.                7,209,409             --
         227 West Monroe St
         Suite 4300
         Chicago, IL 60606
         Attention: Daniel H. Blumenthal

         Petersen Properties                          3,204,705             --
         6420 Wilshire Boulevard
         Los Angeles, CA 90048
         Attention: Robert E. Petersen

         Margie and Robert Petersen Foundation          400,000             --
         c/o Petersen Properties
         6420 Wilshire Boulevard
         Los Angeles, CA 90048
         Attention: Robert E. Petersen

         Chase Equity Associates, L.P.                1,236,400        1,397,823
         380 Madison Ave., 12th Floor
         New York, NY 10017-2951
         Attention: Brian J. Richmond

         Allstate Insurance Company                   2,162,823             --
         3075 Sanders Road, Suite G5D
         Northbrook, IL 60062-7127
         Attention: John M. Goesne

         Norwest Equity Capital, L.L.C                  689,241             --
         2800 Piper Jaffray Tower
         222 S.  Ninth Street
         Minneapolis, MN 55402-3388
         Attention: John E. Lindahl

         Nassau Capital Partners II L.P.                717,376             --
         22 Chambers Street
         Princeton, NJ 08542
         Attention: John G. Quigley

                                                           SHARES OF COMMON STOCK
                                                       --------------------------------
         NAME AND ADDRESS                              CLASS A COMMON    CLASS B COMMON
         --------------------------------------        --------------    --------------
         James D. Dunning, Jr                              1,079,656            --
         c/o The Dunning Group
         333 Ludlow St., 5th Floor
         Stamford, CT 06902

         Trust f/b/o James Dorr Dunning III, J.D               7,209            --
         Dunning, Jr. and H. Fitzgeorge Dunning
         c/o The Dunning Group
         333 Ludlow St., 5th Floor
         Stamford, CT 06902
         Attention: James D. Dunning, Jr

         Trust f/b/o David Fitzgeorge Dunning, J.D             7,209            --
         Dunning Jr. and H. Fitzgeorge Dunning
         c/o The Dunning Group
         333 Ludlow St., 5th Floor
         Stamford, CT 06902
         Attention: James D. Dunning, Jr

         Karu Investments LP                                 281,290            --
         411 Old Ocean House Road
         Cape Elizabeth, MA 04107

         The Laurence H. Bloch and Cindy Bloch               460,128            --
         Trust
         P.O. Box 2273
         Rancho Santa Fe, CA 92067
         Attention: Laurence H. Bloch

         Bloch 1998 Charitable Remainder Trust               147,000
         P.O. Box 2273
         Rancho Santa Fe, CA 92067
         Attention: Laurence H. Bloch

         D. Claeys Bahrenburg                                575,159            --
         c/o Petersen Publishing Company, L.L.C
         110 Fifth Avenue, 2nd Floor
         New York, NY 10011

                                                           SHARES OF COMMON STOCK
                                                       --------------------------------
         NAME AND ADDRESS                              CLASS A COMMON    CLASS B COMMON
         --------------------------------------        --------------    --------------
         Richard S Willis                                 175,486               --
         c/o Petersen Publishing Company, L.L.C
         6420 Wilshire Boulevard
         Los Angeles, CA 90048

         NAS Partners I L.L.C                               3,565               --
         22 Chambers Street
         Princeton, NJ 08542
         Attention: John G.  Quigley

         BankAmerica Investment Corporation                  --            2,595,387
         c/o Continental Illinois Venture
         231 S. LaSalle Street
         Chicago, IL 60697
         Attention: Marcus Wedner

         CIVC Partners II                                    --              288,376
         231 S. LaSalle Street
         Chicago, IL 60697
         Attention: Marcus Wedner

         FUI, Inc.                                           --            1,802,352
         c/o First Union Investors, Inc.
         301 S. College Street, 5th Floor
         Charlotte, NC 28288-0604
         Attention: W. Barnes Hauptfhurer

         CIBC WG Argosy Merchant Fund 2, L.L.C               --            1,802,352
         425 Lexington Avenue, 3rd Floor
         New York, NY 10017
         Attention: Ed Levy